UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2010
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 033-41752

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On June 22, 2010, Progress Software Corporation issued a press release announcing financial results for its second fiscal quarter ended May 31, 2010. The company also posted a copy of its supplemental prepared remarks with respect to the completed quarter on the Investor Relations section of its website at www.progress.com. A copy of the press release and a copy of the prepared remarks are furnished herewith as Exhibits 99.1 and 99.2, respectively.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	Press Release dated June 22, 2010

99.2	Prepared Remarks
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2010	Progress Software Corporation
	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and Administration and Chief Financial Officer